                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of Earliest Event Reported): MAY 1, 2001



                                  WESTAFF, INC.
              (Exact name of registrant as specified in its charter)


          DELAWARE                  0-024990                 94-1266151

                                  -----------
       (State or other            (Commission              (I.R.S. Employer
       jurisdiction of            File Number)            Identification No.)
       incorporation)



                     301 LENNON LANE, WALNUT CREEK, CA 94598
                (Address of principal executive offices/Zip Code)



     Registrant's telephone number, including area code: (925) 930-5300


  Former name, former address, and former fiscal year, if changed since last report: N/A

ITEM 5.           OTHER EVENTS.

                  On May 1, 2001, the Registrant issued a press release announcing the appointment of Tom D. Seip as its new President and Chief Executive Officer and as a director. W. Robert Stover will remain as the Chairman of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (c)      Exhibits

                  The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K.

  99.1            Press Release of Westaff, Inc. dated May 1, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          WESTAFF, INC.


                                                   By: /s/ Dirk A. Sodestrom
                                                      --------------------------
                                                      Dirk A. Sodestrom
                                                      Senior Vice President and
                                                      Chief Financial Officer

May 2, 2001

                                  EXHIBIT INDEX

  99.1          Press Release of Westaff, Inc. dated May 1, 2001.